                              [SECURITY FEDERAL
                           CORPORATION LETTERHEAD]








                                June 22, 1995






Dear Fellow Stockholder:

     It is with great pleasure that I invite you to attend the Company's Annual Meeting of Stockholders, to be held on July 18, 1995 at the Aiken Conference Center, 215 The Alley, Aiken, South Carolina, at 2:00 p.m. This meeting will include management's report to you on the Company's financial and operating performance during the fiscal year ending March 31, 1995, as well as an update on the progress we've made in achieving our longer term corporate goals.

     A critical aspect of the annual meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. All the materials you need to vote via the mail are enclosed in this package. Please look them over carefully. Then MARK, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions.

     Your Board of Directors and management are committed to the continued success of the Company and to the enhancement of your investment. As your Chairman, I want to express my appreciation for your confidence and support.

                              Sincerely,


                              /s/ T. Clifton Weeks

                              T. Clifton Weeks
                              Chairman

                       SECURITY FEDERAL CORPORATION
                            1705 Whiskey Road South
                         Aiken, South Carolina  29803
                                (803) 641-3000

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On July 18, 1995


  Notice is hereby given that the Annual Meeting (the "Meeting") of Stock-holders of Security Federal Corporation (the "Company") will be held at the Aiken Conference Center, 215 The Alley, Aiken, South Carolina on July 18, 1995, at 2:00 p.m.

  A Proxy and a Proxy Statement for the Meeting are enclosed.

  The Meeting is for the purpose of considering and acting upon the election of two directors of the Company; and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

  Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on June 18, 1995, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

  A complete list of stockholders entitled to vote at the Meeting is available for the examination by any stockholder, for any purpose germane to the meeting between 9 a.m. and 5 p.m. Monday through Friday at the main office of the Company located at 1705 Whiskey Road South, Aiken, South Carolina for a period of 10 days prior to the Meeting.

  You are requested to fill in and sign the enclosed form of Proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                 BY ORDER OF THE BOARD OF DIRECTORS



                                /s/ Robert E. Johnson

                                Robert E. Johnson
                                Secretary




Aiken, South Carolina
June 22, 1995

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.   A SELF-
ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                               PROXY STATEMENT

                           SECURITY FEDERAL CORPORATION
                             1705 Whiskey Road South
                            Aiken, South Carolina  29803
                                  (803) 641-3000

                          ANNUAL MEETING OF STOCKHOLDERS
                                   July 18, 1995


  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Security Federal Corporation (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Aiken Conference Center, 215 The Alley, Aiken, South Carolina, on July 18, 1995, at 2:00 p.m., and all adjourn-ments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about June 22, 1995. Certain of the information provided herein relates to Security Federal Savings Bank of South Carolina (the "Bank"), a wholly owned subsidiary and the prede-cessor of the Company.

  At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company.

Vote Required and Proxy Information
- - -----------------------------------

  All shares of Company common stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

  Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of
directors.  Broker non-votes have no effect on the vote.   A majority of the
shares of the Company's common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting.

  A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Robert E. Johnson, Secretary, Security Federal Corporation, 1705 Whiskey Road South, Aiken, South Carolina 29803.

Voting Securities and Security Ownership of Certain Beneficial Holders and Management
- - --------------------------------------------------------------------------

  Stockholders of record as of the close of business on June 18, 1995, will be entitled to one vote for each share then held. As of that date, the Company had 409,246 shares of common stock issued and outstanding.

  The following table sets forth certain information as to (i) those persons who were known by management to beneficially own as of June 18, 1995, more than five percent of the outstanding shares of the Company's common stock, (ii) as to shares beneficially owned by the Chief Executive Officers of the Company and the Bank and (iii) as to the shares of common stock beneficially owned by all officers and directors of the Company as a group.

                                             Shares
                                          Beneficially           Percent
           Beneficial Owners                Owned(1)            of Class
           -----------------              -------------         --------

T. Clifton Weeks(2)                          51,544               12.59%
P.O. Box 941
Aiken, SC  29802

Mr. and Mrs. Robert E. Scott, Sr.(3)         35,000                8.55
4 Inverness West
Aiken, SC  29803

Thomas W. Weeks(4)                           32,886                8.04
P.O. Box 365
Barnwell, SC  29812

Timothy W. Simmons(5)                        17,578                4.25
P.O. Box 277
Aiken, SC  29802

All directors and executive officers        128,382(6)            31.07
as a group (18 persons)

- - ----------------------
(1) Includes shares held directly, as well as shares held by spouses and minor children, and corporations owned by such individuals, shares held in retirement accounts of such individuals' family members over which shares the respective individuals may be deemed to have sole voting and investment power.

(2) T. Clifton Weeks, the Chairman of the Board of the Company and the Bank, is the father-in-law of Timothy W. Simmons. Includes 11,537 shares held directly and 28,089 held indirectly through a partnership over which Mr. Weeks has sole voting and dispositive power and 11,918 shares allocated to Mr. Weeks' account under the Company's ESOP.

(3) Mr. and Mrs. Scott have shared voting and dispositive power with respect to the shares they hold jointly.

(4) Thomas W. Weeks is the brother of H. O. Weeks, Jr., a Director of the Company. The amount disclosed includes 7,600 shares held by his wife.


(5) Mr. Simmons is President and Chief Executive Officer of the Company and the Bank. Includes 1,937 shares held directly, 10,175 shares held by his wife; 3,398 shares which Mr. Simmons has the right to acquire pursuant to the exercise of stock options; and 1,528 shares allocated to Mr. Simmons' account under the Company's ESOP. Excludes an option to purchase 7,876 shares granted to Mr. Simmons, which is not currently exercisable.


(6) Includes 16,432 shares allocated to individual accounts of officers pursuant to the Employee Stock Ownership Plan ("ESOP") and options to purchase 3,938 shares granted to Timothy W. Simmons. Excludes an option to purchase 7,876 granted to Mr. Simmons, which is not exercisable within 60 days.

                                ELECTION OF DIRECTORS
                                ---------------------

  Each member of the Company's Board of Directors is also a director of the Bank. Approximately one-third of the directors are elected annually. Directors of the Company are elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify.

  The Board of Directors wishes to acknowledge the many years of service of Robert E. Johnson who will retire from the Boards of the Company and the Bank effective as of the date of the Meeting. Mr. Johnson has served on the Board of Directors of the Bank and the Company since 1958 and 1987, respectively. Mr. Johnson presently serves as Secretary of the Company and the Bank, positions he has held since July 1987 and December

1976, respectively. Mr. Johnson, an attorney, practiced law in Aiken, South Carolina until his retirement in 1993. Upon Mr. Johnson's retirement, the Board of Directors of the Company will be reduced by one to seven members.

  The following table sets forth information as of June 18, 1995, regarding each nominee director and each director whose term will continue after the Meeting. The Board of Directors intends to vote the proxies solicited on its behalf (other than proxies in which the vote is withheld as to one or more nominees) for the two candidates standing for election as directors nominated by the Board of Directors. If any nominee is unable to serve, the shares repre-

sented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                             Director              Common
                                                                of                 Stock
                                                              Company   Term      Owned at     Percent
                                 Positions Held in the         (Bank)     to      June 18,       of
   Name                   Age     Company And the Bank         Since    Expire    1995(1)      Class
- - -----------               ---     ---------------------        ------   -------   --------     ------

                                      NOMINEES
                                      --------

Gasper L. Toole III(2)    69    Director and Vice President     1958     1998     17,700       4.33%
                                of the Company and the Bank

Thomas L. Moore           45    Director of the Company and     1990     1998      1,014        .25
                                the Bank



                                  CONTINUING DIRECTORS
                                  --------------------

Harry O. Weeks, Jr.(3)    55    Director of the Company and     1978     1996     16,824       4.11
                                the Bank

Robert E. Alexander       55    Director of the Company and     1987     1996        500       0.12
                                the Bank

William Clyburn           54    Director of the Company and     1993     1996        ---        ---
                                the Bank

Timothy W. Simmons(4)(5)  49    President, Chief Executive      1983     1997     17,578(3)     4.25
                                Officer and Director of the
                                Company and the Bank

T. Clifton Weeks(5)(6)    68    Chairman of the Board of the    1958     1997     51,544(4)    12.59
                                Company and the Bank

- - ------------------------
(1) Includes shares held directly, as well as shares held by spouses and minor children, and corporations owned by such individuals, shares held in retirement accounts of such individuals' family members over which shares the respective directors may be deemed to have sole voting and investment power.

(2) On December 14, 1992, Mr. Toole and certain members of his family received approval from the OTS with respect to their ownership of a total of 59,537 shares of the Company's Common Stock.

(3)  Includes 1,200 shares held by his wife.

(4) Includes 1,937 shares held directly, 10,175 shares held by his wife, 1,528 shares allocated to Mr. Simmons account under the Company's ESOP and an option to purchase 3,938 shares. Excludes an option to purchase 7,876 shares granted to Mr. Simmons which are not exercisable within 60 days.

(5) On February 3, 1993, Messrs. Weeks and Simmons and certain members of their families received approval from the Office of Thrift Supervision ("OTS") with respect to their ownership of a total of 117,567 shares of the Company's Common Stock.

(6) See Footnote 2 on Page 2 for additional information on Mr. Weeks' share ownership.

  The business experience of each of the directors during the last five years is as follows:

  Harry O. Weeks, Jr. Mr. Weeks is an Insurance Agent and Business Development Officer with Hutson, Etherredge, Brown and Ashhurst Insurance Agency, a position he has held since May 1995. Mr. Weeks was President of Lyon-Croft-Weeks & Hunter Insurance, Inc. until May 1995. He also served on the Board of Directors of Lyon-Croft-Weeks until March 1992 (when the company closed).

  Robert E. Alexander. Dr. Alexander is the Chancellor of the University of South Carolina at Aiken, South Carolina.

  Timothy W. Simmons. Mr. Simmons has been President of the Company since 1987. Effective June 1, 1994, Mr. Simmons was elected Chief Executive Officer of the Company. Mr. Simmons was elected as President and Chief Operating Officer of the Bank in January 1987 and has served in these capacities since March 1987. In May 1988, Mr. Simmons became Chief Executive Officer of the Bank. Mr. Simmons served as Executive Vice President of Lyon-Croft-Weeks from 1980 until March 1992 (when the company closed) and has served as a director of Lyon-Croft-Weeks, Hunter Insurance, Inc. and L-C-W Corp. from 1980 to 1995.

  T. Clifton Weeks. Mr. Weeks has been Chairman of the Board of the Company since 1987 and Chief Executive Officer of the Company from 1987 until June 1, 1994. Mr. Weeks has served as Chairman of the Board of the Bank since January 1987 and Chief Executive Officer from 1987 until May 1988. Prior thereto he served as President and Managing Officer of the Bank beginning in 1958. In addition, Mr. Weeks served as Chairman of the Board of Lyon-Croft-Weeks (a real estate sales and property management company) until March 1992 (when the company closed) and L-C-W Corp. (a finance company) and L-C-W Development Corp. (a wholly owned subsidiary of L-C-W Corp. which is a real estate development company which owns commercial real estate), and Chairman of the Board of Lyon-Croft-Weeks and Hunter Insurance, Inc. until May 1995.

  Gasper L. Toole III. Mr. Toole is of Counsel to the law firm of Toole & Toole, a position he has held since March 1991. Prior to such time, he was a partner in such firm. He has served as Vice President of the Company since July 1987 and the Bank since August 1958.

  Thomas L. Moore. Senator Moore is a member of the South Carolina Senate, a position he has held since 1981. He is also President of Boiler Efficiency Inc., a mechanical contracting company located in Clearwater, South Carolina, a position he has held since 1978.

  William Clyburn. Mr. Clyburn is employed as an Advisor for Community Alliances with Westinghouse Savannah River Company, a U.S. Department of Energy contractor located in Aiken, South Carolina, a position he has held since September 1994. He previously served as an Administrative Law Judge with the South Carolina Workers Compensation Commission from July 1986 to June 1994.

Executive Officers Who Are Not Directors of the Company or the Bank
- - -------------------------------------------------------------------

  The following information as to the business experience during the past five years is supplied with respect to executive officers of the Bank who do not serve on the Company's or the Bank's Board of Directors. There are no arrangements or undertakings between the persons named and any other person pursuant to which such officers were selected.

  Richard O. Garcia. Mr. Garcia, age 50, has been Senior Vice President - Mortgage Lending since May 1992. Prior to joining the Bank, Mr. Garcia was President, Broker-in-Charge and owner of AREA Appraisal and Real Estate Associates, Inc. from June 1990 to May 1992, and Senior Vice President of Mortgage Lending for Palmetto Federal Savings Bank of South Carolina, in Aiken, South Carolina from October 1982 to June 1990.

  Thomas C. Clark. Mr. Clark, age 38, has been Senior Vice President - Loan Administration since January 1, 1994. He held the position of Vice President - Consumer/Commercial Loans from July 1992 to January 1994.

Prior to joining the Bank, Mr. Clark was employed by South Carolina National Bank since 1979 and was the City Executive of its Aiken, South Carolina office since 1988.

  Frank M. Thomas. Mr. Thomas, age 48, has been Vice President - Commercial Lending since October 1994. Prior to joining the Bank, Mr. Thomas was President of Woodside Realty from April 1986 to March 1994 and Vice President - Mortgage Lending for Palmetto Federal Savings Bank of South Carolina from April 1994 to October 1994.

  Nancy Winslow Ledford. Ms. Ledford, age 49, has been Vice President - Marketing and Deposit Administrator of the Bank since February 1987. Prior to joining the Bank, Ms. Ledford was employed by Bankers First Federal Savings and Loan in Augusta, Georgia as Assistant Vice President, Marketing since 1977.

  Brian L. Nokleby. Mr. Nokleby, age 42, has been Vice President - Operations of the Bank since October 1987. Prior to joining the Bank, Mr. Nokleby was a computer consultant who worked with financial institutions concerning data processing for twelve years.

  Kathryn Y. Carr. Ms. Carr, age 50, has been Vice President - Mortgage Loan Operations since March 1992, Vice President of Loan Servicing/Closing since 1989 and Manager of the Bank's Loan Servicing and Closing Departments since 1984. She has been employed by the Bank since 1979.

  Roy G. Lindburg. Mr. Lindburg, age 34, has been Treasurer and Chief Financial Officer of the Company and the Bank since January 1995. Prior to joining the Company, Mr. Lindburg was Vice President and Chief Financial Officer at Keokuk Bancshares, Inc. and First Community Bank, FSB located in Keokuk, Iowa since May 1986 and Vice President and a Director at Galva Federal Savings located in Galva, Illinois from March 1984 to April 1986.

  Sandra M. Bartlett. Ms. Bartlett, age 49, is Vice President - Human Resources and Purchasing, a position she has held since January 1991. She has been employed by the Bank since 1983 in a variety of positions, including Assistant Personnel Director since January 1988 and Assistant Vice President and Director of Personnel and Purchasing since August of 1988.

  Lewis W. Taylor. Mr. Taylor, age 72, has been Vice President and Branch Coordinator of the Bank since August 1992 and Branch Coordinator since April 1993. Prior to joining the Bank, Mr. Taylor was Vice President of Operations for the Aiken, South Carolina region of the Citizens and Southern National Bank of South Carolina.

  Harley G. Henkes. Mr. Henkes, age 48, has been Internal Auditor and Compliance and Security Officer of the Bank since December 1992. Prior to joining the Bank, Mr. Henkes was Assistant Vice President, Budgeting and Cost Accounting from July 1987 to July 1990 and Regulatory Reporting Officer from July 1990 to November 1992 for Citizens and Southern National Bank of South Carolina.

Board of Directors Meetings and Committees
- - ------------------------------------------

  Meetings and Committees of the Company.  During the fiscal year ended
March 31, 1995, the Board of Directors of the Company held five meetings. No director attended fewer than 75% of the meetings held by the Board of Directors or all committees on which he served. The Company has standing Executive, Stock Option, Audit and Proxy committees.

  The Executive Committee comprised of Directors T. C. Weeks, Toole, Johnson, Alexander and Simmons meets on an as needed basis to handle matters arising between Board meetings. This committee did not meet during fiscal 1995.

  The Audit Committee comprised of Directors H. O. Weeks, Moore and Clyburn meets on an as needed basis to review the audit report of the Company and oversee other matters related to the annual audit. This committee met twice during fiscal 1995.

  The Stock Option and Incentive Plan Administrative Committee is composed of Directors H. O. Weeks, Toole and Alexander, who are non-employee directors of the Company and not eligible to receive awards under the Stock Option Plan. The Committee did not meet during fiscal 1995.

  The Proxy Committee, which is composed of the entire Board of Directors, is responsible for voting the proxies of the Company's stockholders. The Committee met once during fiscal 1995.

  Meetings and Committees of the Bank. The Bank, as principal subsidiary of the Company, has certain standing committees of its Board of Directors. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors held a total of 12 meetings during the fiscal year ended March 31, 1995. During fiscal 1995, no director attended fewer than 75% of the total number of meetings held by the Board of Directors or all committees of the Board of Directors on which he served. The Board of Direc-tors has standing Executive, Audit and Compensation committees.

  The Executive Committee of the Board of Directors of the Bank is composed of T. C. Weeks as Chairman and Directors Toole, Johnson, Alexander and Simmons. To the extent authorized by the Board of Directors and by the Bank's bylaws, this Committee exercises all of the authority of the Board of Directors between Board meetings and formulates recommendations for presentation to the full Board. The Executive Committee also serves as the Loan Committee for the Bank. All actions of this Committee are reviewed and ratified by the entire Board. The Executive Committee met 24 times during fiscal 1995.

  The Audit Committee of the Bank reviews audit reports, reevaluates audit performance and handles relations with the Bank's independent auditors to ensure effective compliance with regulatory and internal policies and procedures. Members of this Committee are Directors H. O. Weeks, Moore and Clyburn. The Audit Committee held six meetings during fiscal 1995.

  The Compensation Committee of the Bank makes recommendations to the Board regarding the amount of the Bank's annual contribution to certain benefit plans and salaries for the Bank's officers and employees. This Committee also determines certain minor administrative matters related to certain employee plans. This Committee met five times during fiscal 1994.

Compensation of Executive Officers and Directors
- - ------------------------------------------------

  The Company does not pay any compensation to members of its Board of Directors for service on the board or committees. The Directors of the Bank received fees of $468 (which fees were increased to $484, effective January
1995) per meeting during fiscal 1995. Members of the Executive Committee received $656 (which fees were increased to $679, effective January 1995) per month for membership on this Committee. Commencing in November 1994, members of the Audit Committee received $100 per meeting attended. No fee is paid for membership on the Compensation Committee.

  The Company has not paid any compensation to its executive officers since its formation. Certain executive officers of the Company also currently hold the same positions with the Bank, and have received compensation from the Bank. The following table sets forth, for the fiscal year ended March 31, 1995, the compensation paid by the Bank to or accrued for the benefit of the Chief Executive Officers of the Company and the Bank (the "named officer"). No other executive officer of the Company or the Bank made in excess of $100,000 during fiscal 1995.

                            SUMMARY COMPENSATION TABLE(1)
                                 Annual Compensation

                                                                    All Other
                                              Salary      Bonus    Compensation
  Name and Principal Position(1)     Year      ($)         ($)         ($)
- - --------------------------------     ----     ------      -----    ------------

T. Clifton Weeks, Chairman of the    1995    $24,991(2)  $  ---    $   292(3)
Board and Chief Executive Officer    1994     53,062(4)   6,347      3,678(5)
of the Company, Chairman of the      1993     47,776(6)   3,654      4,574(7)
Board of the Bank

Timothy W. Simmons, President and    1995    100,016(2)     ---      4,557(8)
Director of the Company, President   1994    100,688(4)  12,588      7,354(9)
and Chief Executive Officer of the   1993     90,453(6)   7,317      9,170(10)
Bank

- - -----------------------
(1) Effective June 1, 1994, Mr. Simmons was appointed Chief Executive Officer of the Company.

(2) Includes $292 and $2,630 of compensation deferred pursuant to the 401(k) Plan during fiscal 1995 on behalf of Messrs. Weeks and Simmons, respectively. Also includes Board fees of $5,664 paid to each of Messrs. Weeks and Simmons.

(3) Includes contributions to the 401(k) Plan in the amount of $292 on behalf of Mr. Weeks during fiscal 1995.

(4) Includes $2,175 and $4,351 of compensation deferred pursuant to the 401(k) Plan during fiscal 1994 on behalf of Messrs. Weeks and Simmons, respectively. Also includes Board fees of $5,462 paid to each of Messrs. Weeks and Simmons.

(5) Includes contributions to the ESOP and the 401(k) Plan in the amounts of $1,503 and $2,175, respectively, on behalf of Mr. Weeks during fiscal 1994.

(6) Includes $2,265 and $4,544 of compensation deferred pursuant to the 401(k)Plan during fiscal 1993 on behalf of Messrs. Weeks and Simmons, respectively. Also includes board fees of $5,250 paid to each of Messrs. Weeks and Simmons.

(7) Includes contributions to the ESOP and the 401(K) Plan in the amounts of $2,309 and $2,265, respectively, on behalf of Mr. Weeks during fiscal 1993.

(8) Includes contributions to the ESOP and the 401(K) Plan in the amounts of $1,753 and $2,630, respectively, on behalf of Mr. Simmons during fiscal 1995. Also includes life insurance premiums of $174 paid by the Bank.

(9) Includes contributions to the ESOP and the 401(K) Plan in the amounts of $3,003 and $4,351, respectively, on behalf of Mr. Simmons during fiscal 1994.

(10) Includes contributions to the ESOP and the 401(K) Plan in the amounts of $4,626 and $4,544, respectively, on behalf of Mr. Simmons during fiscal 1993.

     No options were awarded during fiscal 1995 to the named officers. The Company's Stock Option and Incentive Plan does not provide for the award of stock appreciation rights.

     The following table sets forth information concerning the number and value of unexercised stock options held by the named officers at March 31, 1995.
None of the named officers exercised any stock options during fiscal 1994.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES



                                                                     Value of Unexercised
                                            Number of Unexercised           In-the-Money
                                               Options/SARs at             Options/SARs at
                                                 FY-End(#)(1)                  FY-End ($)
  Name               Shares
                    Acquired
                       on
                    Exercise     Value
                      (#)     Realized($)  Exercisable Unexercisable Exercisable Unexercisable

T. Clifton Weeks     11,537      N/A           ---         ---           N/A        N/A

Timothy W. Simmons    3,937      N/A         3,938(2)    7,876(2)      $44,499(3)  $88,999(3)

- - -----------------------
(1) Represents an option to purchase common stock awarded to the named officers.

(2) Represents an option to purchase shares of common stock awarded at an exercise price of $10.00 per share.

(3) Represents the aggregate market value (market price of the common stock less the exercise price) of the option granted based upon the average of the bid and asked price of $21.30 per share of the common stock on March 31, 1995.

Salary Continuation Agreements
- - ------------------------------

     The Company and the Bank entered into salary continuation agreements with Timothy W. Simmons and nine other executive officers.

     The agreements provide for an initial term of one year. Upon the expiration of each one-year term, the agreement may be extended for an additional term upon approval by the Board of Directors following a formal performance evaluation of the employee by the disinterested members of the Board of Directors. The agreement with Mr. Simmons provides for payment of 120% of current compensation in monthly installments until the earlier of: (i) the employee's reaching age 72, or (ii) 36 months after the employee's resignation or termination, where the employee is terminated or resigns at any time following a "Change in Duties or Salary" in connection with a "Change in Control" of the Company. The agreements with nine other officers provide for the payment of 120% of current compensation in monthly installments until the earlier of (i) the employee reaching age 65 or (ii) 12 months after the employee is terminated or resigns at any time following a "Change in Duties or Salary" in connection with a "Change In Control" of the Company.

     The term "Change in Control" means a change in control of the Company where an entity, corporation or group of persons acting in concert (other than the members of the board of directors of the Company as of January 1, 1993) acquire a majority of the voting stock of the Company entitling them to elect a majority of the Board of Directors of the Company. A "Change in Duties or Salary" shall include any of the following: (a) a change in duties and responsibilities of Employee from those in effect at the time of a Change in Control, which change results in the assignment of duties and responsibilities inferior to those duties and responsibilities of employee at the time such Change in Control occurs; (b) a reduction in rate of annual salary from such rate in effect at the time of a Change in Control; or (c) a change in the place of assignment of Employee from Aiken, South Carolina, to any location that is located further than 25 miles from Aiken, South Carolina. Assuming a change of control were to have taken place on March 31, 1995, the aggregate amount due and payable to Mr. Simmons would have been approximately $347,400.

Certain Transactions
- - --------------------

    The Bank's current policy of granting loans to employees provides that such loans on personal residences shall be charged only one-half of the Bank's initial service charge (normally 1%) after one year of employment, and an origination fee equal to one-half of the normal fee charged after 2 1/2 years of employment. Loans to directors, officers and principal stockholders are required to be made on the same terms, including interest rates, as those prevailing at the time for comparable transactions with non-affiliated persons. Maximum loan limits on mortgages and construction loans on an employee's principal residence are $250,000. Loans to employees on savings accounts held at the Bank will be made at 2.5% above the savings account rate. Any loan made for business or income producing purposes will be at a rate charged to regular Bank customers. All other loans will be made at rates equivalent to the prime rate of interest as quoted in the Wall Street Journal and will adjust annually except for revolving credit loans which will be at the Bank's advertised rates and terms. Employee interest rates are reviewed periodically and subject to change as money market conditions may require. These loans are made in the ordinary course of business, on substantially the same terms and collateral, except for interest rates and waiver of loan origination fees, as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank.

     Set forth in the following table is certain information as of March 31, 1995, regarding the aggregate indebtedness to the Bank of each director and executive officer of the Bank whose aggregate indebtedness to the Bank exceeded $60,000 at any time since April 1, 1993. All loans designated in the table below as mortgage loans are first mortgage loans secured by the borrower's principal place of residence. Loans to all employees, officers and directors of the Bank in the aggregate constituted approximately 3.9% of total shareholders' equity of the Company at March 31, 1995.

                                                          Highest       Balance
                                 Date of    Nature of    Amount Owed     as of      Interest
              Name                 Loan    Indebtedness  Since 4/1/93    3/31/95      Rate
- - ------------------------------   --------  ------------  ------------   --------

Timothy W. Simmons, President,   10/21/94   Mortgage      $275,000      $273,948    6.25%
Chief Executive Officer and
Director

William Clyburn, Director        01/28/94   Mortgage        97,000        92,191    6.00


     Lyon-Croft-Weeks and Hunter Insurance, Inc. received $113,950 from the Bank in the 1995 fiscal year of which $98,931 represented insurance and bond premiums for insurance coverage written for the Bank ($15,020 of which was actually paid as commissions to Lyon-Croft-Weeks and Hunter Insurance, Inc.) and $3,743 represented premiums paid out of escrow accounts maintained at the Bank for coverage written for customers of the Bank. These transactions are made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and do not present any unfavorable features. T. Clifton Weeks was Chairman and a Director, Timothy W. Simmons was a Director and H. O. Weeks, Jr. was President and Manager of this company prior to its acquisition in May 1995.

     Director T. Clifton Weeks and the wife of Mr. Simmons, who are father and daughter, are co-owners of Franclif Company which rents the Bank office space for its Laurens Street branch. Franclif Company received $22,995 in rent, of which $3,271 represents property taxes from the Bank during fiscal 1995. This lease was made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and do not present any unfavorable features. Pursuant to the OTS regulations which require a federally chartered institution to obtain prior approval for transactions between such institution and its affiliated persons, this transaction was approved by the Federal Home Loan Bank Board, the predecessor of the OTS.


                            STOCKHOLDER PROPOSALS
                            ---------------------

  In order to be eligible for inclusion in the Company's proxy materials for the next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1705 Whiskey Road South, Aiken, South Carolina, no later than February 26, 1996. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                              OTHER MATTERS
                              -------------

  Representatives of KPMG Peat Marwick LLP, the Company's independent auditors, are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire

  The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

  The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone, without additional compensation.

  The Company's Annual Report to Stockholders, including financial statements, is also enclosed. Any stockholders who have not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials, nor as having been incorporated herein by reference.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/ Robert E. Johnson

                                    Robert E. Johnson
                                    Secretary

Aiken, South Carolina
June 22, 1995

                           REVOCABLE PROXY

                   SECURITY FEDERAL CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS
                           July 18, 1995


     The undersigned hereby appoints the official proxy committee of the Board of Directors of Security Federal Corporation (the "Company"), and the survivor of them, with full powers of substi-tution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the under-signed is entitled to vote at the Annual Meeting of Stockholders to be held at the Aiken Conference Center, 215 The Alley, Aiken, South Carolina on July 18, 1995, at 2:00 p.m. and at any and all adjournments thereof, as follows:


   The election as directors of                        VOTE
   all nominees listed below              FOR        WITHHELD
  (except as marked to the contrary).    [  ]          [  ]

  INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE,
  STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.
  GASPER L. TOOLE III                  THOMAS L. MOORE

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

            The Board of Directors recommends a vote "FOR"
                     the directors listed above.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a proxy statement and a copy of the 1995 Annual Report to Stockholders.




Dated:                         , 1995
      -------------------------         -----------------------------
                                        PRINT NAME OF STOCKHOLDER
Please sign exactly as your name
appears on the mailing label
accompanying this proxy.  When
signing as attorney, executor,          -----------------------------
administrator,  trustee or guardian,    SIGNATURE OF STOCKHOLDER
please give your full title.
If shares are held jointly, each
shareholder should sign.


                                        ----------------------------
                                        PRINT NAME OF STOCKHOLDER




                                        ----------------------------
                                        SIGNATURE OF STOCKHOLDER




      PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
             IN THE ENCLOSED POSTAGE-PAID ENVELOPE